ITEM 10(c)
                              EXHIBIT TO FORM N-CSR
                            SECTION 906 CERTIFICATION

                    REGISTRANT NAME: MASON STREET FUNDS, INC.
                             FILE NUMBER: 811-07961
                        REGISTRANT CIK NUMBER: 0001023744


      Solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350), I, Mark G. Doll, certify that to my knowledge, the Annual Report to Shareholders for the fiscal year ended March 31, 2003 included in this Form N-CSR filing (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Mason Street Funds, Inc.


May 6, 2003                                 /s/ Mark G. Doll
                                            --------------------
                                            Mark G. Doll, President


            A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO MASON STREET FUNDS, INC. AND WILL BE RETAINED BY MASON STREET FUNDS, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

                                     ITEM 10(c)
                              EXHIBIT TO FORM N-CSR
                            SECTION 906 CERTIFICATION

                    REGISTRANT NAME: MASON STREET FUNDS, INC.
                             FILE NUMBER: 811-07961
                        REGISTRANT CIK NUMBER: 0001023744


      Solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350), I, Walter M. Givler, certify that to my knowledge, the Annual Report to Shareholders for the fiscal year ended March 31, 2003 included in this Form N-CSR filing (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Mason Street Funds, Inc.

May 6, 2003
                                            /s/ Walter M. Givler
                                            ----------------------------------
                                            Walter M. Givler, Vice President,
                                            Chief Financial Officer and
                                            Treasurer


            A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO MASON STREET FUNDS, INC. AND WILL BE RETAINED BY MASON STREET FUNDS, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

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